EXHIBIT 10.1

BB&T

LOAN AGREEMENT

4310032897/00004
Account Number

This Loan Agreement (the “Agreement”) is made this 6th day of August, 2003 by and between BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation (“Bank”), and:

Embrex, Inc., a North Carolina corporation (“Borrower”), having its chief executive office at Durham, North Carolina, and Embrex Poultry Health, LLC, a North Carolina limited liability company (“Pledgor”), having its manager office at Durham, North Carolina.

The Borrower has applied to Bank for and the Bank has agreed to make, subject to the terms of this Agreement, the following loan (hereinafter referred to, singularly or collectively, if more than one, as “Loan”):

Term Loan (“Term Loan”) in the principal amount of $9,000,000.00 for the purpose of constructing and equipping a biological manufacturing plant for the production of Inovocox™ which shall be evidenced by the Borrower’s Promissory Note dated of even date herewith payable in 18 consecutive monthly interest only installments followed by a repayment schedule of principal and interest beginning March 5, 2005 in the amount of $80,246.64 and shall bear interest at a rate as described more particularly in such note, the terms of which are incorporated herein by reference. The Term Loan shall mature on February 5, 2015, when the entire unpaid principal balance then outstanding plus accrued interest thereon shall be paid in full.

Additional terms, conditions and covenants of this Agreement are described in Schedule CC, and the Rider to Loan Agreement attached hereto, the terms of which are incorporated herein by reference. The promissory note evidencing the Term Loan is referred to herein as the “Note” and shall include all extensions, renewals, modifications and substitutions thereof. The Term Loan shall be secured by the collateral described in the security documents described below.

Section 1 Conditions Precedent

The Bank shall not be obligated to make any disbursement of Loan proceeds until all of the following conditions have been satisfied by proper evidence, execution, and/or delivery to the Bank of the following items in addition to this Agreement, all in form and substance satisfactory to the Bank and the Bank’s counsel in their sole discretion:

Note:	The Note evidencing the Loans [sic] duly executed by the Borrower.

Deed of Trust: The Deed of Trust in which Borrower or other owner thereof shall grant to a Trustee for the benefit of Bank a deed of trust lien on the specified real property and improvements thereon (“Mortgaged Property”).

Title Insurance: A Standard ALTA mortgage policy from a company or companies approved by the Bank, providing coverage for the aggregate principal amount of the Note and insuring the appropriate lien priority of the Deed of Trust and which shall not contain any title exceptions or policy exclusions not approved by the Bank and Bank’s counsel.

Survey: A certified copy of a recent survey of the Mortgaged Property prepared by a registered land surveyor or a civil engineer.

Flood Hazard Certification: Evidence satisfactory to Bank and Bank’s counsel as to whether the Mortgaged Property is located within an area identified as having “special flood hazards” as such term is used in the Federal Flood Disaster Protection Act of 1973.

Environmental Audit Report: A favorable “Phase I” unedited environmental audit covering the Mortgaged Property from an independent environmental engineering firm satisfactory to Bank which reflects that no hazardous waste, toxic substances, or other hazardous materials have contaminated the Mortgaged Property or, if the Mortgaged Property has been so contaminated, that it has been satisfactorily cleaned up in accordance with all Environmental Laws. The Bank shall be fully authorized to discuss all aspects of the audit with the engineering firm.

Security Agreement: Security Agreement in which Borrower and any other owner (a “Debtor”) of personal property collateral shall grant to Bank a first priority security interest in the personal property specified therein. (If Bank has or will have a security interest in any collateral which is inferior to the security interest of another creditor, Borrower must fully disclose to Bank any and all prior security interests, and Bank must specifically approve any such security interest which will continue during the Loan.)

UCC Financing Statements: Acknowledged copies of UCC Financing Statements duly filed in Borrower’s or other owner’s state of incorporation, organization or residence, and in all jurisdictions necessary, or in the opinion of the Bank desirable, to perfect the security interests granted in the Security Agreement(s), and certified copies of Information Requests identifying all previous financing statements on record for the Borrower or other owner, as appropriate from all jurisdictions indicating that no security interest has previously been granted in any of the collateral described in the Security Agreement(s), unless prior approval has been given by the Bank.

Authorization and Certificate: An Authorization and Certificate executed by each Debtor under which such Debtor authorizes Bank to file a UCC Financing Statement describing collateral owned by such Debtor.

Commitment Fee: A commitment fee of $20,000 payable to the Bank on the date of execution of the Loan Documents.

Corporate Resolution: A Corporate Resolution duly adopted by the Board of Directors of the Borrower authorizing the execution, delivery, and performance of the Loan Documents on or in a form provided by or acceptable to Bank.

Articles of Incorporation: A copy of the Articles of Incorporation and all other charter documents of the Borrower all filed with and certified by the Secretary of State of the State of the Borrower’s incorporation.

By-Laws: A copy of the By-Laws of the Borrower, certified by the Secretary of the Borrower as to their completeness and accuracy.

Certificate of Incumbency: A certificate of the Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign the Loan Documents.

Certificate of Existence: A certification of the Secretary of State (or other government authority) of the State of the Borrower’s Incorporation or Organization as to the existence or good standing of the Borrower and its charter documents on file.

Opinion of Counsel: An opinion of counsel for the Borrower satisfactory to the Bank and the Bank’s counsel.

Appraisal: Two (2) copies of an appraisal ordered by the Bank of the estimated market value of the real and/or personal property offered as collateral for the Loan(s) referenced herein. The appraisal(s) must be addressed to the Bank and must conform to the Uniform Standards of Professional Appraisal Practice (“USPAP”) adopted by the Appraisal Standards Board of the Appraisal Foundation. Any deviation from the USPAP must be explained in the appraisal(s). The appraiser(s) must be licensed and/or certified if required by applicable Federal Deposit Insurance Corporation regulations or state laws.

Additional Documents: Receipt by the Bank of other approvals, opinions, or documents as the Bank may reasonably request.

Section 2 Representations and Warranties

The	Borrower represents and warrants to Bank that:

2.01. Financial Statements. The balance sheet of the Borrower and its subsidiaries, if any, and the related Statements of Income and Retained Earnings of the Borrower and its subsidiaries, the accompanying footnotes together with the accountant’s opinion thereon, and all other financial information previously furnished to the Bank, are true and correct in all material respects and fairly reflect the financial condition of

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the Borrower and its subsidiaries as of the dates thereof, including all contingent liabilities of every type, and the financial condition of the Borrower and its subsidiaries as stated therein has not changed materially and adversely since the date thereof.

2.02. Name, Capacity and Standing. The Borrower’s exact legal name is correctly stated in the initial paragraph of the Agreement. If the Borrower and/or any Guarantor is a corporation, general partnership, limited partnership, limited liability partnership, or limited liability company, each warrants and represents that it is duly organized and validly existing under the laws of its respective state of incorporation or organization; that it and/or its subsidiaries, if any, are duly qualified and in good standing in every other state in which the nature of their business shall require such qualification, and are each duly authorized by their board of directors, general partners or member/manager(s), respectively, to enter into and perform the obligations under the Loan Documents.

2.03. No Violation of Other Agreements. The execution of the Loan Documents, and the performance by the Borrower, by any and all pledgors (whether the Borrower or other owners of collateral property securing payment of the Loan (hereinafter sometimes referred to as the “Pledgor”)) or by the Guarantor(s) thereunder will not violate any provision, as applicable, of its articles of incorporation, by-laws, articles of organization, operating agreement, agreement of partnership, limited partnership or limited liability partnership, or, of any law, other agreement, indenture, note, or other instrument binding upon the Borrower, Pledgor, or give cause for the acceleration of any of the respective obligations of the Borrower.

2.04. Authority. All authority from and approval by any federal, state, or local governmental body, commission or agency necessary to the making, validity, or enforceability of this Agreement and the other Loan Documents has been obtained.

2.05. Asset Ownership. The Borrower has good and marketable title to all of the properties and assets reflected on the balance sheets and financial statements furnished to the Bank, and all such properties and assets are free and clear of mortgages, deeds of trust, pledges, liens, and all other encumbrances except as otherwise disclosed by such financial statements. In addition, each other owner of collateral has good and marketable title to such collateral, free and clear of any liens, security interests and encumbrances, except as otherwise disclosed to Bank.

2.06. Discharge of Liens and Taxes. The Borrower and its subsidiaries, if any, and each Guarantor have filed, paid, and/or discharged all taxes or other claims which are due and payable and which may become a lien on any of their respective properties or assets, excepting to the extent that such items are being appropriately contested in good faith and for which an adequate reserve (in an amount reasonably acceptable to Bank) for the payment thereof is being maintained.

2.07. Regulation U. None of the Loan proceeds shall be used directly or indirectly for the purpose of purchasing or carrying any margin stock in violation of the provisions of Regulation U of the Board of Governors of the Federal Reserve System.

2.08. ERISA. Each employee benefit plan, as defined by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), maintained by the Borrower or by any subsidiary of the Borrower or Guarantor(s) meets, as of the date hereof, the minimum funding standards of Section 302 of ERISA, all applicable requirements of ERISA and of the Internal Revenue Code of 1986, as amended, and no “Reportable Event” nor “Prohibited Transaction” (as defined by ERISA) has occurred with respect to any such plan.

2.09. Litigation. There is no claim, action, suit or proceeding pending, threatened or reasonably anticipated before any court, commission, administrative agency, whether State or Federal, or arbitration which will materially adversely affect the financial condition, operations, properties, or business of the Borrower or its subsidiaries, if any, or the Guarantor(s), or the ability of the Borrower or the Guarantor(s) to perform their obligations under the Loan Documents.

2.10. Other Agreements. The representations and warranties made by Borrower to Bank in the other Loan Documents are true and correct in all material respects on the date hereof.

2.11. Binding and Enforceable. The Loan Documents, when executed, shall constitute valid and binding obligations of the Borrower and Guarantors, respectively, the execution of such Loan Documents has been duly authorized by the parties thereto, and are enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency, moratorium, or similar laws affecting creditors’ rights generally.

2.12. Commercial Purpose. The Loan is not “consumer transactions”, as defined in the North Carolina Uniform Commercial Code, and none of the collateral was or will be purchased or held primarily for personal, family or household purposes.

Section	3 Affirmative Covenants

The Borrower covenants and agrees that from the date hereof and until payment in full of all indebtedness and performance of all obligations owed under the Loan Documents, Borrower shall:

3.01. Maintain Existence and Current Legal Form of Business. (a) Maintain its existence and good standing in the state of its incorporation or organization, (b) maintain its current legal form of business indicated above, and, (c), as applicable, qualify and remain qualified as a foreign corporation, general partnership, limited partnership, limited liability partnership or limited liability company in each jurisdiction in which such qualification is required.

3.02. Maintain Records. Keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Borrower.

3.03. Maintain Properties. Maintain, keep, and preserve all of its properties (tangible and intangible) including the collateral necessary or useful in the conduct of its business in good working order and condition, ordinary wear and tear and insured casualty excepted.

3.04. Conduct of Business. Continue to engage in an efficient, prudent, and economical manner in a business of the same general type as now conducted.

3.05. Maintain Insurance. Maintain insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in the same or a similar business, and business interruption insurance if required by Bank, which insurance may provide for reasonable deductible(s). The Bank shall be named as loss payee (Long Form) on all policies which apply to the Bank’s collateral, and the Borrower shall deliver certificates of insurance at closing evidencing same. All such insurance policies shall provide, and the certificates shall state, that no policy will be terminated without 20 days prior written notice to Bank.

3.06. Comply With Laws. Comply in all respects with all applicable laws, rules, regulations, and orders including, without limitation, paying before the delinquency of all taxes, assessments, and governmental charges imposed upon it or upon its property, and all Environmental Laws.

3.07. Right of Inspection. Permit the officers and authorized agents of the Bank, at any reasonable time or times in the Bank’s sole discretion, to examine and make copies of the records and books of account of, to visit the properties of the Borrower, subject to Borrower’s reasonable security requirements, and to discuss such matters with any officers, directors, managers, members or partners, limited or general of the Borrower and the Borrower’s independent accountant as the Bank deems necessary and proper.

3.08. Reporting Requirements. Furnish to the Bank:

Annual Financial Statements: As soon as available and not more than 120 days after the end of each fiscal year, balance sheets, statements of income, and retained earnings for the period ended and a statement of changes in the financial position, all in reasonable detail, and all prepared in accordance with GAAP consistently applied. The annual financial statements must be of the following quality or better: Audited.

Notice of Litigation: Promptly after the receipt by the Borrower, or by any Guarantor of which Borrower has knowledge, of notice or complaint of any action, suit, and proceeding before any court or administrative agency of any type which, if determined adversely, could have a material adverse effect on the financial condition, properties, or operations of the Borrower or Guarantor, as appropriate.

Tax Returns: As soon as available each year, complete copies (including all schedules) of all state and federal tax returns filed by Borrower.

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Notice of Default: Promptly upon discovery or knowledge thereof, notice of the existence of any event of default under this Agreement or any other Loan Documents.

Other Information: Such other information as the Bank may from time to time reasonably request.

3.09. Deposit Accounts. Maintain substantially all of its demand deposit/operating accounts with the Bank.

3.10. Affirmative Covenants from other Loan Documents. All affirmative covenants contained in any Deed of Trust, Security Agreement, Assignment of Leases and Rents, or other security document executed by the Borrower which are described in paragraph 2 hereof are hereby incorporated by reference herein.

Section 4 Guarantor(s) Covenants Not Applicable

Section 5 Financial Covenants

The Borrower covenants and agrees that from the date hereof until payment in full of all indebtedness and the performance of all obligations under the Loan Documents, the Borrower shall maintain the following financial covenants and ratios to be tested at fiscal yearend and, if the Bank elects, at the end of each fiscal quarter all in accordance with GAAP unless otherwise specified:

Current Ratio. A ratio of total current assets to total current liabilities of not less than 2.0 to 1.0.

Tangible Net Worth. A minimum tangible net worth of not less than $32,000,000. Tangible Net Worth is defined as net worth minus goodwill and other intangible assets.

Debt to Tangible Net Worth. Maximum of .85 to 1.0.

Cash Flow Coverage. Minimum of 2.0 times Debt Service. Cash Flow is defined as net profit after taxes, plus depreciation and amortization and interest minus dividends. Debt Service is defined as current maturities of long term debt plus interest expense.

Section	6 Negative Covenants

The Borrower covenants and agrees that from the date hereof and until payment in full of all indebtedness and performance of all obligations under the Loan Documents, the Borrower shall not, without the prior written consent of the Bank:

6.01. Liens. Create, incur, assume, or suffer to exist any lien upon or with respect to any of Pledgor’s properties securing payment of the Loan, now owned or hereafter acquired, except:

a.	Liens and security interests in favor of the Bank;

b.	Liens for taxes not yet due and payable or otherwise being contested in good faith and for which appropriate reserves are maintained;

c.	Other liens imposed by law not yet due and payable, or otherwise being contested in good faith and for which appropriate reserves are maintained;

d.	Purchase money security interests on any property hereafter acquired, provided that such lien shall attach only to the property acquired.

6.02. Change of Legal Form of Business; Purchase of Assets. Change Borrower’s name or the legal form of Borrower’s business as shown above, whether by merger, consolidation, conversion or otherwise, and Borrower shall not purchase all or substantially all of the assets or business of any Person without prior notification to the Bank.

6.03. Disposition of Assets. Sell, lease, or otherwise dispose of any of its assets or properties of the Pledgor except in the ordinary and usual course of its business.

6.04. Negative Covenants from other Loan Documents. All negative covenants contained in any Deed of Trust, Security Agreement, Assignment of Leases or Rents, or other security document executed by the Borrower which are described in paragraph 2 hereof are hereby incorporated by reference herein.

Section 7 Hazardous Materials and Compliance with Environmental Laws

7.01. Investigation. Borrower hereby certifies that it has exercised due diligence to ascertain whether its real property, including without limitation the Mortgaged Property, is or has been affected by the presence of asbestos, oil, petroleum or other hydrocarbons, urea formaldehyde, PCBs, hazardous or nuclear waste, toxic chemicals and substances, or other hazardous materials (collectively, “Hazardous Materials”), as defined in applicable Environmental Laws. Borrower represents and warrants that based solely on such due diligence and its actual knowledge, there are no such Hazardous Materials contaminating its real property, nor have any such materials been released on or stored on or improperly disposed of on its real property during its ownership, occupancy or operation thereof, except as disclosed in reports delivered to Bank. Borrower hereby agrees that, except in strict compliance with applicable Environmental Laws, it shall not knowingly permit any release, storage or contamination as long as any indebtedness or obligations to Bank under the Loan Documents remains unpaid or unfulfilled. In addition, Borrower does not have or use any underground storage tanks on any of its real property, including the Mortgaged Property which are not registered with the appropriate Federal and/or State agencies and which are not properly equipped and maintained in accordance with all Environmental Laws. If requested by Bank, Borrower shall provide Bank with all necessary and reasonable assistance required for purposes of determining the existence of Hazardous Materials on the Mortgaged Property, including allowing Bank access to the Mortgaged Property, and access to Borrower’s employees having knowledge of, and to files and records within Borrower’s control relating to the existence, storage, or release of Hazardous Materials on the Mortgaged Property.

7.02. Compliance. Borrower agrees to comply with all applicable Environmental Laws, including, without limitation, all those relating to Hazardous Materials. Borrower further agrees to provide Bank, and all appropriate Federal and State authorities, with immediate notice in writing of any release of Hazardous Materials on the Mortgaged Property and to pursue diligently to completion all appropriate and/or required remedial action in the event of such release.

7.03. Remedial Action. Bank shall have the right, but not the obligation, to undertake all or any part of such remedial action in the event of a release of Hazardous Materials on the Mortgaged Property after notice to Borrower and after giving the Borrower a reasonable opportunity to undertake such remedial measures, and to add any expenditures so made to the principal indebtedness secured by the Deed(s) of Trust. Borrower agrees to indemnify and hold Bank harmless from any and all loss or liability arising out of any violation of the representations, covenants, and obligations contained in this Section 7, or resulting from the recording of the Deed(s) of Trust.

Section 8 Events of Default

The following shall be “Events of Default” by Borrower or Pledgor:

8.01. The failure to make prompt payment of any installment of principal or interest on any of the Note(s) when due or payable and after passage of applicable grace or cure period.

8.02. Should any representation or warranty made in the Loan Documents prove to be false or misleading in any material respect.

8.03. Should any report, certificate, financial statement, or other document furnished prior to the execution of or pursuant to the terms of this Agreement prove to be false or misleading in any material respect.

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8.04. Should the Borrower or Pledgor default on the performance of any other obligation of indebtedness to Bank when due or in the performance of any obligation to Bank incurred in connection with money borrowed.

8.05. Should the Borrower or any Pledgor breach any covenant, condition, or agreement made under any of the Loan Documents, and such breach not be cured during any applicable grace or cure period.

8.06. Should a custodian be appointed for or take possession of any or all of the assets of the Borrower or Pledgor, or should the Borrower or Pledgor either voluntarily or involuntarily become subject to any insolvency proceeding, including becoming a debtor under the United States Bankruptcy Code, any proceeding to dissolve the Borrower or Pledgor, any proceeding to have a receiver appointed, or should the Borrower or Pledgor make an assignment for the benefit of creditors, or should there be an attachment, execution, or other judicial seizure of all or any portion of the Borrower’s or any Pledgor’s assets, including an action or proceeding to seize any funds on deposit with the Bank, and such seizure is not discharged within 30 days and any of the foregoing proceedings shall not be dismissed within 45 days of commencement.

8.07. Should final judgment for the payment of money be rendered against the Borrower or Pledgor which is not covered by insurance and shall remain undischarged for a period of 30 days unless such judgment or execution thereon be effectively stayed.

8.08. Upon the death of, or termination of existence of, or dissolution of, any Borrower or Pledgor.

8.09. Should any lien or security interest granted to Bank to secure payment of the Note(s) terminate, fail for any reason to have the priority agreed to by Bank on the date granted, or become unperfected or invalid for any reason.

Section 9 Remedies Upon Default

Upon the occurrence of any of the above listed Events of Default, the Bank may at any time thereafter, at its option, take any or all of the following actions, at the same or at different times:

9.01. Declare the balance of the Note to be immediately due and payable, both as to principal and interest, without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived by Borrower and each Guarantor, and such balance shall accrue interest at the Default Rate as provided herein until paid in full;

9.02. Require the Borrower or Guarantor to pledge additional collateral to the Bank from the Borrower’s or any Guarantor’s assets and properties, the acceptability and sufficiency of such collateral to be determined in the Bank’s sole discretion;

9.03. Take immediate possession of and foreclose upon any or all collateral which may be granted to the Bank as security for the indebtedness and obligations of Borrower or any Guarantor under the Loan Documents;

9.04. Exercise any and all other rights and remedies available to the Bank under the terms of the Loan Documents and applicable law, including the North Carolina Uniform Commercial Code;

9.05. Any obligation of the Bank to advance funds to the Borrower or any other Person under the terms of under the Note(s) and all other obligations, if any, of the Bank under the Loan Documents shall immediately cease and terminate unless and until Bank shall reinstate such obligation in writing.

Section 10 Miscellaneous Provisions

10.01. Definitions.

“Default Rate” shall mean a rate of interest equal to Bank’s Prime Rate plus five percent (5%) per annum (not to exceed the legal maximum rate) from and after the date of an Event of Default hereunder which shall apply, in the Bank’s sole discretion, to all sums owing, including principal and interest, on such date.

“Environmental Laws” shall mean all federal and state laws and regulations which affect or may affect the Mortgaged Property, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Sections 9601 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Sections 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Sections 1251 et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the Sedimentation Pollution Control Act (N.C.G.S. Sections 113A-5 et seq.), the Hazardous Chemicals Right to Know Act (N.C.G.S. Sections 95-173 et. seq.), the Oil Pollution and Hazardous Substances Control Act (N.C.G.S. Sections 143-215.75 et seq.), the North Carolina Solid Waste Management Act (N.C.G.S. Sections 130A-290 et seq.), and the Coastal Area Management Act (N.C.G.S. Sections 113-a-119 et seq.), as such laws or regulations have been amended or may be amended.

“Loan Documents” shall mean this Agreement including any schedule attached hereto, the Note(s), the Deed(s) of Trust, the Mortgage(s), the Security Agreement(s), the Assignment(s) of Leases and Rents, all UCC Financing Statements, the Guaranty Agreement(s), and all other documents, certificates, and instruments executed in connection therewith, and all renewals, extensions, modifications, substitutions, and replacements thereto and therefore.

“Person” shall mean an individual, partnership, corporation, trust, unincorporated organization, limited liability company, limited liability partnership, association, joint venture, or a government agency or political subdivision thereof.

“GAAP” shall mean generally accepted accounting principles as established by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants, as amended and supplemented from time to time.

“Prime Rate” shall mean the rate of interest per annum announced by the Bank from time to time and adopted as its Prime Rate, which is one of several rate indexes employed by the Bank when extending credit, and may not necessarily be the Bank’s lowest lending rate.

10.02. Non-impairment. If any one or more provisions contained in the Loan Documents shall be held invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained therein shall not in any way be affected or impaired thereby and shall otherwise remain in full force and effect.

10.03. Applicable Law. The Loan Documents shall be construed in accordance with and governed by the laws of the State of North Carolina.

10.04. Waiver. Neither the failure or any delay on the part of the Bank in exercising any right, power or privilege granted in the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise of any other right, power, or privilege which may be provided by law.

10.05. Modification. No modification, amendment, or waiver of any provision of any of the Loan Documents shall be effective unless in writing and signed by the Borrower and Bank.

10.06. Payment Amount Adjustment. In the event that any Loan(s) referenced herein has a variable (floating) interest rate and the interest rate increases, Bank, at its sole discretion, may at any time adjust the Borrower’s payment amount(s) to prevent the amount of interest accrued in a given period to exceed the periodic payment amount or to cause the Loan(s) to be repaid within the same period of time as originally agreed upon.

10.07. Stamps and Fees. The Borrower shall pay all federal or state stamps, taxes, or other fees or charges, if any are payable or are determined to be payable by reason of the execution, delivery, or issuance of the Loan Documents or any security granted to the Bank; and the Borrower and Guarantor agree to indemnify and hold harmless the Bank against any and all liability in respect thereof.

10.08. Attorneys’ Fees. In the event the Borrower or any Pledgor or Guarantor shall default in any of its obligations hereunder and the Bank believes it necessary to employ an attorney to assist in the enforcement or collection of the indebtedness of the Borrower to the Bank, to enforce the terms and provisions of the Loan Documents, to modify the Loan Documents, or in the event the Bank voluntarily or otherwise should become a party to any suit or legal proceeding (including a proceeding conducted under the Bankruptcy Code), the Borrower and Guarantors agree to pay the reasonable attorneys’ fees of the Bank and all related costs of collection or enforcement that may be incurred by the Bank. The Borrower and Guarantor shall be liable for such attorneys’ fees and costs whether or not any suit or proceeding is actually commenced.

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10.09. Bank Making Required Payments. In the event Borrower shall fail to maintain insurance, pay taxes or assessments, costs and expenses which Borrower is, under any of the terms hereof or of any Loan Documents, required to pay, or fail to keep any of the properties and assets constituting collateral free from new security interests, liens, or encumbrances, except as permitted herein, Bank may at its election make expenditures for any or all such purposes and the amounts expended together with interest thereon at the Default Rate, shall become immediately due and payable to Bank, and shall have benefit of and be secured by the collateral; provided, however, the Bank shall be under no duty or obligation to make any such payments or expenditures.

10.10. Right of Offset. Any indebtedness owing from Bank to Borrower may be set off and applied by Bank on any indebtedness or liability of Borrower to Bank, at any time and from time to time after maturity, whether by acceleration or otherwise, and without demand or notice to Borrower. Bank may sell participations in or make assignments of any Loan made under this Agreement, and Borrower agrees that any such participant or assignee shall have the same right of setoff as is granted to the Bank herein.

10.11. UCC Authorization. Borrower authorizes Bank to file such UCC Financing Statements describing the collateral in any location deemed necessary and appropriate by Bank.

10.12. Modification and Renewal Fees. Bank may, at its option, charge any fees for modification, renewal, extension, or amendment of any terms of the Note(s) permitted by N.C.G.S.§ 24.1.1 in North Carolina, and as otherwise permitted by law if Borrower is located in another state.

10.13. Conflicting Provisions. If provisions of this Agreement shall conflict with any terms or provisions of any of the Note(s) or Security Agreement(s), the provisions of such Note(s) or Security Agreement(s), as appropriate, shall take priority over any provisions in this Agreement.

10.14. Notices. Any notice permitted or required by the provisions of this Agreement shall be deemed to have been given when delivered in writing to the City Executive or any Vice President of the Bank at its offices in Durham, North Carolina, and to the President of the Borrower at its offices in Durham, North Carolina when sent by certified mail and return receipt requested.

10.15. Consent to Jurisdiction. Borrower hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement may be instituted in the Superior Court in Forsyth County, North Carolina, or the United States District Court for the Middle District of North Carolina, or in such other appropriate court and venue as Bank may choose in its sole discretion. Borrower consents to the jurisdiction of such courts and waives any objection relating to the basis for personal or in rem jurisdiction or to venue which Borrower may now or hereafter have in any such legal action or proceedings.

10.16. Counterparts. This Agreement may be executed by one or more parties on any number of separate counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

10.17. Entire Agreement. The Loan Documents embody the entire agreement between Borrower and Bank with respect to the Loans, and there are no oral or parol agreements existing between Bank and Borrower with respect to the Loans which are not expressly set forth in the Loan Documents.

10.18. Tangible Personal Property. The Borrower and the Pledgor agree that all equipment now or hereafter located on the Property and any other equipment required in the Pledgor’s operations (specifically including, but not limited to, equipment acquired with the proceeds of the Loan) shall be owned by the Pledgor, rather than the Borrower.

10.19. Covenants Applicable to the Pledgor. The Pledgor agrees that certain covenants applicable to the “Borrower” under the provisions of the Loan Agreement shall also apply to the Pledgor, an entity that is owned by the Borrower. Any covenant, representation or provision in this Loan Agreement that relates to the real property and improvements owned by the Pledgor shall apply to the Pledgor and the Borrower. In addition, the Pledgor and the Borrower agree that the following sections of the Loan Agreement shall be applicable to the Pledgor, as well as the Borrower.

a.	All of Section 2, with the following qualification as to Section 2.01: The Pledgor’s operations shall be reflected in the consolidated and consolidating financial statements of the Borrower.

b.	All of Section 3, with the above-stated qualifications as to Section 3.08.

c.	All of Section 6.01, 6.03 and 6.04.

d.	All of Section 7.

e.	All of Section 8.03, 8.04, 8.05, 8.06, 8.07 and 8.08. The occurrence of the events described in the foregoing sections with respect to the Pledgor (subject to cure provisions set out herein) shall constitute an event of default under the Loan Agreement.

Although the construction documents (construction contract, etc.) have been executed by the Borrower, those provisions of Schedule CC relating to the real property and improvements shall also [be] deemed to be obligations of the Pledgor.

[SIGNATURES ON FOLLOWING PAGES]

BB&T

LOAN AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, the Bank, Borrower and Guarantor(s) have caused this Agreement to be duly executed under seal all as of the date first above written.

Borrower is a Corporation:

ATTEST:
Name of Corporation

	By:		See Attached Signature Page
Title:

(SEAL)	By:
Title:

Borrower is a Partnership, Limited Liability Company, or Limited Liability Partnership:

WITNESS:			(SEAL)
Name of Partnership, LLC or LLP

	By:	See Attached Signature Page	(SEAL)
General Partner or Manager

	By:		(SEAL)
General Partner or Manager

	By:		(SEAL)
General Partner or Manager

WITNESS:	BRANCH BANKING AND TRUST COMPANY

	By:		/s/ Margaret A. Brady
Margaret A. Brady
	Title:		Vice President

EMBREX, INC., a North Carolina corporation

Attest:

/s/ Don T. Seaquist	By:	/s/ Randall L. Marcuson

Don T. Seaquist, Secretary		Randall L. Marcuson President & CEO

[CORPORATE SEAL]

STATE OF NORTH CAROLINA

COUNTY OF ORANGE

I, Hannah J. Chase, a Notary Public of Orange County, State of North Carolina, do hereby certify that Don T. Seaquist personally came before me this day and acknowledged that he is Secretary of Embrex, Inc., a North Carolina corporation, and that, by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its President, sealed with its corporate seal, and attested by himself as its Secretary.

Witness my hand and official seal, this the 6th day of August, 2003.

/s/ Hannah J. Chase

Notary Public

My Commission Expires: 12/25/2007

[OFFICIAL SEAL]

EMBREX POULTRY HEALTH, LLC., a North Carolina limited liability company (SEAL)

	By:	EMBREX, INC., a North Carolina corporation, its manager (SEAL)

Attest:

/s/ Don T. Seaquist		By:	/s/ Randall L. Marcuson

Don T. Seaquist, Secretary			Randall L. Marcuson President & CEO
[CORPORATE SEAL]

STATE OF NORTH CAROLINA

COUNTY OF ORANGE

I, Hannah J. Chase, a Notary Public of Orange County, State of North Carolina, do hereby certify that Don T. Seaquist personally came before me this day and acknowledged that he is Secretary of Embrex, Inc., a North Carolina corporation (the “Corporation”), Manger of Embrex Poultry Health, LLC, a North Carolina limited liability company (the “Company”), and that, by authority duly given and (a) as the act of the Corporation and (b) as the act of the Company, the foregoing instrument was signed in the name of the Company and in the name of the Corporation by the Corporation’s President, sealed with its corporate seal, and attested by himself as its Secretary.

Witness my hand and official seal, this the 6th day of August, 2003.

/s/ Hannah J. Chase

Notary Public

My Commission Expires: 12/25/2007

[OFFICIAL SEAL]

RIDER TO LOAN AGREEMENT

THIS RIDER TO LOAN AGREEMENT is attached to and shall be a part of that Loan Agreement dated August 6, 2003 with attached Schedule CC thereto (collectively the “Loan Agreement”), between Embrex, Inc. (“Borrower”), Embrex Poultry Health, LLC (“Pledgor”) and BRANCH BANKING AND TRUST COMPANY (“Bank”).

1. (a) NOTICE AND RIGHT TO CURE WITH RESPECT TO NON-MONETARY DEFAULTS. Notwithstanding any provision in the Deed of Trust, the Loan Agreement, the Assignment of Rents and Leases, or Note or other Documents to the contrary, in the event of a non-monetary default, Bank’s right, power and privilege to accelerate the maturity of the indebtedness secured hereby shall be stayed until thirty (30) days from the first to occur of (i) the date that Borrower has knowledge of the default, or (ii) Borrower’s receipt of written notice of such non-monetary default from Bank; provided, however, that Borrower shall have forty-five (45) days after the filing of any involuntary petition in bankruptcy against it to have such petition dismissed.

(b) NOTICE AND RIGHT TO CURE WITH RESPECT TO MONETARY DEFAULTS. Notwithstanding any provision in the Loan Agreement to the contrary, in the event of a monetary default set forth in the Loan Agreement, the Note or other Documents, Bank’s right, power and privilege to accelerate the maturity of the Debt secured hereby shall be stayed until ten (10) days from notice by Bank to Borrower of said monetary default.

(c) EXCEPTIONS TO MONETARY AND NON-MONETARY NOTICE AND RIGHT TO CURE. Notwithstanding anything contained in paragraphs 2(a) and (b) of this Rider, or the Loan Agreement, the Deed of Trust, the Assignment of Rents and Leases, Note or other Documents, in no event shall notice and right to cure be granted for the following specific events of default:

(i) any Event of Default arising from any report, certificate, financial statement, or other document furnished prior to the execution of or pursuant to the terms of this Agreement, if same shall prove to be false or misleading in any material respect;

(ii) any Event of Default arising if a custodian shall be appointed for or take possession of any or all of the assets of the Borrower, or should the Borrower either voluntarily or involuntarily become subject to any insolvency proceeding, any proceeding to dissolve the Borrower, any proceeding to have a receiver appointed, or should the Borrower make an assignment for the benefit of creditors, or should there be an attachment, execution, or other judicial seizure of all or any portion of the Borrower’s assets, including an action or proceeding to seize any funds on deposit with Bank;

(iii) any Event of Default arising if the Borrower voluntarily shall become a debtor (as such term is defined in the U.S. Bankruptcy Code);

(iv) any Event of Default consisting of a failure to repay the Debt at maturity;

(v) any Event of Default arising from Borrower commencing the process of liquidation or dissolution of its charter, articles, agreement or other governing document, or if same is revoked; or if Borrower or any other obligor commences the process of dissolution or partition; or if Borrower or any guarantor (if a trust) commences the process of termination or expires;

(vi) any Event of Default arising from the institution of any proceeding seeking the forfeiture of the Property or any portion thereof or any interest therein as a result of any criminal or quasi-criminal activity by Borrower or any obligor, or any other person or entity so related to Borrower, obligors or the Property that the Property or any portion thereof or any interest therein might be forfeited on account of the activity or such person or entity; or

(vii) any Event of Default arising from the sale, conveyance, transfer or encumbrance of the Property or any part or interest therein, for real property collateral, and a bulk sale transfer to the extent that the indebtedness is secured by any personal or other tangible or intangible property, all without the prior written consent of Bank, in its sole and absolute discretion.

2. ATTORNEYS’ FEES. Notwithstanding any other provision in the Note, the Deed of Trust, the Loan Agreement, Assignment of Rents and Leases or other Document, all legal fees shall be based on the actual amount of time expended at the usual and customary hourly rates of attorneys and paralegals for time actually spent without giving effect to any statutory presumptions that may then be in effect.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals to this Rider as of the date first written above.

BORROWER:

See Attached Signature Page

PLEDGOR:

See Attached Signature Page

BANK

BRANCH BANKING AND TRUST COMPANY

By	/s/ Margaret A. Brady	(SEAL)

Title:	Margaret A. Brady, Vice President

EMBREX, INC., a North Carolina corporation

Attest:

/s/ Don T. Seaquist	By:	/s/ Randall L. Marcuson

Don T. Seaquist, Secretary		Randall L. Marcuson President & CEO

[CORPORATE SEAL]

STATE OF NORTH CAROLINA

COUNTY OF ORANGE

I, Hannah J. Chase, a Notary Public of Orange County, State of North Carolina, do hereby certify that Don T. Seaquist personally came before me this day and acknowledged that he is Secretary of Embrex, Inc., a North Carolina corporation, and that, by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its President, sealed with its corporate seal, and attested by himself as its Secretary.

Witness my hand and official seal, this the 6th day of August, 2003.

/s/ Hannah J. Chase

Notary Public

My Commission Expires: 12/25/2007

[OFFICIAL SEAL]

EMBREX POULTRY HEALTH, LLC., a North Carolina limited liability company (SEAL)

	By:	EMBREX, INC., a North Carolina corporation, its manager (SEAL)

Attest:

/s/ Don T. Seaquist	By:	/s/ Randall L. Marcuson

Don T. Seaquist, Secretary		Randall L. Marcuson President & CEO

[CORPORATE SEAL]

STATE OF NORTH CAROLINA

COUNTY OF ORANGE

I, Hannah J. Chase, a Notary Public of Orange County, State of North Carolina, do hereby certify that Don T. Seaquist personally came before me this day and acknowledged that he is Secretary of Embrex, Inc., a North Carolina corporation (the “Corporation”), Manger of Embrex Poultry Health, LLC, a North Carolina limited liability company (the “Company”), and that, by authority duly given and (a) as the act of the Corporation and (b) as the act of the Company, the foregoing instrument was signed in the name of the Company and in the name of the Corporation by the Corporation’s President, sealed with its corporate seal, and attested by himself as its Secretary.

Witness my hand and official seal, this the 6th day of August, 2003.

/s/ Hannah J. Chase

Notary Public

My Commission Expires: 12/25/2007

[OFFICIAL SEAL]

BB&T

SCHEDULE “CC” TO BB&T LOAN AGREEMENT

(Commercial/Residential Construction and/or Development Loan)

This Schedule “CC” is an attachment to and a part of the Loan Agreement (the “Loan Agreement”) dated August 6, 2003, between Branch Banking and Trust Company (“Bank”) and Embrex, Inc. (“Borrower”) and Embrex Poultry Health, LLC (“Pledgor”).

CC.01. Definitions. In addition to the words and terms defined elsewhere in this Loan Agreement, the following terms shall have the following specified meanings:

(a)	“Borrower’s Equity” shall mean the cost of the Mortgaged Property plus the estimated cost of the Improvements, minus the amount of the Loan.

(b)	“Closing Date” shall mean the date as of which the Note is executed by the Borrower and the Bank.

(c)	“Completion Date” shall mean the date upon which the Bank has received evidence satisfactory to it that the Improvements have been completed in accordance with the Construction Documents. Borrower hereby agrees that the Completion Date will occur not later than June 30, 2004.

(d)	“Construction Documents” shall mean the final plans, specifications, blueprints, and shop drawings for the construction of the Improvements prepared by or used by the General Contractor and approved by the Bank, including such amendments thereto as may from time to time be made by Borrower and approved by the Bank.

(e)	“Deed of Trust” shall mean the deed of trust executed by the Borrower or other owner for the benefit of the Bank granting as collateral the Mortgaged Property.

(f)	“Event of Default” shall mean any of the events of default listed in the Note or Deed of Trust, in Section 7 of the Loan Agreement, or in Section CC.07 of this Schedule “CC.”

(g)	“General Contractor” shall mean the contractor(s), if any, who contracts with the Borrower to build or install the Improvements, and who shall be approved by Bank prior to Borrower’s execution of any contract(s) therewith.

(h)	“Governmental Authorities” shall mean any governmental office, officer, or official (including health and environmental) whose consent or approval is required as a prerequisite to the commencement or continuation of the construction of the Improvements or to the operation and occupancy of the Project or to the performance of any act or obligation or the observance of any agreement, provision, or condition of whatsoever nature contained in the Loan Agreement.

(i)	“Improvements” shall mean all improvements now existing and to be constructed on the Mortgaged Property, including without limitation roads, utility lines, buildings, fixtures and structures of any type.

(j)	“Loan” shall mean outstanding principal balance advanced by Bank to Borrower evidenced by the Note.

(k)	“Mortgaged Property” shall mean the real property and fixtures described in the Deed of Trust.

(l)	“Note” shall mean the promissory note of the Borrower dated as of the Closing Date payable to the order of the Bank in the principal amount of $9,000,000, and all substitutions, replacements, extensions, modifications, or renewals thereof.

(m)	“Project” shall mean the Improvements and the Mortgaged Property collectively.

CC.02. Disbursements. Bank agrees that it will from time to time, so long as Borrower has not committed an Event of Default, beyond any applicable grace or cure period, advance Loan proceeds to Borrower in accordance with the conditions of this Loan Agreement.

(a)	Disbursement Requests. Borrower will notify Bank of all Loan advance requests at least ten (10) business days prior to the requested advance date. Borrower will submit no more than one (1) Loan disbursement request per calendar month unless otherwise approved by Bank.

(b)	Disbursement Amounts. Following a request by Borrower for a Loan advance, Bank shall determine the maximum amount of the advance. If the construction contract under which an advance is requested provides for a retainage, Bank shall advance no more than the amount actually due to the General Contractor. The value of each completed portion of the Improvements at any time shall be determined by Bank in its sole discretion and shall be binding on Borrower. The maximum amount which will be advanced shall be determined as follows:

☒	Advances will be made on the basis of 100% of the value of the Land plus the Improvements which have been completed, based on the Construction Budget, minus the Borrower’s Equity and any contingency reserve and retainages provided for in the Construction Budget, in the Bank’s discretion, upon satisfactory site inspection of the Project by an officer or representative of Bank and/or receipt by Bank of copies of the General Contractor’s Application and Certificate for Payment, invoices representing costs incurred, and such other certificates as may be required by Bank.

(c)	Deposit of Disbursements. Bank shall make all Loan advances by deposit to Borrower’s demand deposit account with Bank, unless Bank deems it appropriate to make advances by some other method.

(d)	Option to Pay Contractors. At its option, Bank may make advances directly to the General Contractor or any unpaid subcontractor, laborer, or material supplier which has provided labor, services, or materials in connection with the construction of the Improvements, and the execution of this Loan Agreement shall hereby constitute an irrevocable direction and authorization of Bank by Borrower to so disburse Loan funds. No further authorization from Borrower shall be necessary to warrant such direct advances, all of which shall be secured by the Deed of Trust as though fully made to Borrower, regardless of the disposition thereof by the General Contractor or any subcontractor, laborer, or material supplier so paid.

CC.03. Conditions Precedent to Initial Disbursement. The Bank shall not be obligated to make the initial advance under this Loan until all of the conditions in Section 1 of the Loan Agreement have been satisfied and all of the following conditions have been satisfied by proper evidence, execution, and/or delivery to Bank of the following items, all in form and substance satisfactory to Bank and Bank’s counsel, unless waived in writing by Bank:

(a)	Evidence of Zoning and Permits. Satisfactory evidence of the zoning designation for the Project, the permitted uses of the Project under such zoning designation, and compliance by the Project and its intended uses with such zoning designation and with all other applicable regulations or rules of Governmental Authorities including without limitation a copy of any building permits and any other documents related to compliance with requirements for density, land use, waste disposal, or continuation of construction.

(b)	Construction Documents. One set of the Construction Documents must be submitted to Bank prior to the Closing Date.

(c)	Construction Contracts. Copies of the construction contracts and architects contracts executed by the General Contractor and the architect, and copies of all other executed contracts as may be required by Bank.

(d)	Construction Budget. A detailed breakdown of the cost of constructing the Improvements, including an itemization of nonconstruction and land costs, and a funding schedule for all items (“Construction Budget”).

(e)	Construction Time Schedule. A detailed schedule of the dates by which construction of portions of the Improvements shall be completed.

(f)	Flood Insurance Policy. If Bank determines that the Mortgaged Property is located in an area having special flood hazards, a flood insurance policy for the insurable Improvements naming Bank as mortgagee (loss payee) must be submitted to Bank.

(g)	Hazard/Liability/Builder’s Risk Insurance. An insurance policy covering hazards (not less than Loan), liabilities, and builder’s risks for an amount and from an insurance company satisfactory to Bank, which shall name Bank as loss payee (Mortgagee’s long form).

(h)	Other Documents. Borrower will provide such other documents, certificates, or opinions as may be required by Bank.

(i)	No Event of Default. In addition to the conditions listed above, Borrower must not have committed nor suffered an Event of Default.

(j)	Evidence satisfactory to Bank of payment of Borrower’s Equity.

BB&T

SCHEDULE “CC” TO BB&T LOAN AGREEMENT

(Commercial/Residential Construction and/or Development Loan)

(k)	Consents from General Contractor and architect to assignment to Bank of the construction contract and the architect’s contract.

CC.04. Conditions Precedent to Advances After Initial Disbursement. Bank shall not be obligated to make any advances after the initial advance until all of the following conditions have been satisfied:

(a)	Each and every one of the conditions stated in Section CC.03 of this Schedule “CC.”

(b)	No lien, security interest, or other encumbrance shall have been permitted to attach to the Mortgaged Property except taxes for the current year and others specifically approved by Bank, and Bank shall have received all released and waivers of liens from General Contractor or subcontractors as may be required by Bank.

(c)	Construction of the Improvements shall have been in accordance with the Construction Documents in a good and workmanlike manner, and the Improvements shall not have been materially damaged, in Bank’s opinion, by fire, storm or otherwise.

(d)	There has been no change in the status of the title to the Mortgaged Property, and there are no survey exceptions not previously approved by Bank in writing. Bank may require title insurance policy endorsement prior to any advance.

(e)	There has been no material adverse change in the financial condition of the Borrower.

(f)	A foundation survey, unless waived in writing by Bank, shall have been furnished within ten (10) days after the laying of the foundation of the Improvements, showing no encroachment on any boundary line, easement, building setback line, or other restricted area.

(g)	All change orders or other material changes in the construction of the Improvements which differ from the Construction Documents and which increase the cost of any portion of the Improvements by one percent (1%) or more over the cost estimated for that portion in the Construction Budget have been approved by Bank.

(h)	Bank is satisfied with the progress of construction, and in the opinion of Bank, the estimated remaining cost of the construction of the Improvements does not exceed the remaining unadvanced principal balance of the Loan.

(i)	No Event of Default beyond any applicable grace or cure period has occurred and remains unremedied.

CC.05. Conditions Precedent to Final Advance. Bank shall not be obligated to make the final Loan advance until all of the following conditions have been satisfied:

(a)	Each and every one of the conditions stated in Section CC.04 of this Schedule “CC.”

(b)	The Improvements have been fully completed in a good and workmanlike manner and in accordance with the Construction Documents, the Project has passed inspection by the architect and the Construction Officer or another agent of Bank, and certificates of completion and occupancy have been issued by all appropriate Governmental Authorities.

(c)	If required by Bank, an “as built” survey of the Project.

(d)	The final Loan advance shall be made by Bank no more than twenty-one (21) days after the Completion Date.

CC.06. Additional Covenants and Agreements. In addition to the representations, warranties, covenants, and agreements contained in Sections 2, 3, 4, and 5 of the Loan Agreement, the following covenants and agreements apply to the Loan:

(a)	Payment of Contractors. Borrower shall promptly advise Bank in writing if Borrower receives any notice, written or oral, from the General Contractor, any laborer, subcontractor, or material furnisher to the effect the General Contractor or such laborer, subcontractor, or material furnisher has not been paid for any labor or materials furnished to or contained in the Project.

(b)	Compliance with Construction Documents. Borrower shall, upon demand of Bank, correct any defects in the Improvements or any departure from the Construction Documents not approved by Bank. Except for changes which increases the cost of any portion of the Improvements by one percent (1%) or less over the cost estimated for that portion in the Construction Budget, Borrower shall not change, alter, or amend either the Construction Documents or installation of the Improvements without the prior written consent of Bank, and will not permit any deviations by any contractor(s) from the Construction Documents.

(c)	Subcontractors. Borrower shall deliver to Bank, upon request, the names of persons or companies with whom the General Contractor has contracted or intends to contract for the construction of the Improvements or for the furnishing of labor or materials therefor.

(d)	Inspection. Borrower shall permit Bank and its authorized agents to enter upon the Project during normal working hours as often as the Bank desires, for the purpose of inspecting the construction of the improvements, and its books and records with respect to the Project. When requested, Borrower shall furnish to Bank detailed plans, shop drawings, and specifications which relate to the Improvements. Any failure by Bank or its authorized agents to discover or to reject unsatisfactory or defective materials or workmanship shall not make Bank liable to Borrower or to any other person, nor shall any prior failure constitute a waiver of the Bank’s right to subsequently reject any such workmanship or materials.

(e)	Fees and Expenses. Regardless of whether the Loan is made or all funds are advanced hereunder, Borrower agrees to pay all expenses incurred by Bank or by Borrower in order to meet the Bank’s requirements in connection with the Loan, including without limitation commitment fees and renewal fees or deposits to Bank, appraisal fees, survey fees, recording fees, title insurance premiums, builder’s risk and other insurance premiums, property taxes, intangible taxes, engineer’s or inspector’s fees (including agents of the Bank), and such reasonable legal fees incurred by Bank in connection with the making of the Loan and the enforcement of the Bank’s rights hereunder. Bank may pay any such amounts and, if Borrower shall not reimburse Bank therefor, Bank may add same to the unpaid principal balance of the Loan.

(f)	Use of Loan Funds. Borrower shall use all Loan proceeds solely in payment of costs incurred in connection with acquiring, constructing the Improvements on, and developing the Mortgaged Property, in accordance with the Construction Documents and the Construction Budget furnished by the Borrower. Borrower shall furnish, whenever requested, statements showing an itemization of all expenditures and unpaid invoices.

(g)	Bonds. Bank shall have no obligation or liability in connection with any bonds, including performance or completion bonds, that may be obtained in order to develop the Mortgaged Property.

(h)	Additional Documentation. At the request of Bank, Borrower shall perform any act or execute any additional documents required by Bank to secure the Loan, to confirm the first priority lien of the Deed of Trust, to comply with this Loan Agreement, or to correct any error or defect in any one of the Loan Documents.

(i)	Deposits to Cover Deficiencies. If and whenever Bank shall determine and notify Borrower that the amount of unadvanced Loan proceeds is less than the amount required to fully complete and pay for the Improvements and Bank shall demand that Borrower deposit with Bank an amount equal to such deficiency, as determined by Bank, Borrower shall comply with such demand within ten (10) days from the date thereof. The judgment and determination of Bank in this regard shall be final and conclusive.

(j)	Termination of Contract with General Contractor. Borrower shall not, without the prior written approval of Bank, terminate or cancel any contract with the General Contractor in connection with the construction of the Improvements. Borrower shall immediately notify Bank in writing of any additional or substitute contractor(s) with whom Borrower deals, and Bank has the right to require the submission of any additional documentation regarding such contractor(s).

(k)

Construction Officer. If checked here ☒, Bank will designate a construction officer (which may include an independent architect in the Bank’s sole discretion, “Construction Officer”) whose duties will include but are not limited to the following: review of the Construction Documents and all proposed changes thereto; inspection of the Improvements for basic conformity with the Construction Documents; determination of the accuracy of Borrower’s draw requests with regard to the percentage of the construction work completed; and

BB&T

SCHEDULE “CC” TO BB&T LOAN AGREEMENT

(Commercial/Residential Construction and/or Development Loan)

determination that the funds not yet disbursed under the Note are sufficient to complete the Improvements in accordance with the Construction Documents. Inspections by the Construction Officer shall not be building code compliance or quality inspections.

CC.07. Additional Events of Default. In addition to the Events of Default listed in Section 7 of the Loan Agreement and in the Note, each of the following shall also constitute an Event of Default under the Loan Agreement after passage of any applicable grace or cure period:

(a)	Any material deviation from the Construction Documents without the prior written approval of the Bank.

(b)	The appearance of defective workmanship or unsatisfactory or unsuitable materials in the Improvements.

(c)	The appearance on any survey required hereunder of easements or encroachments which have occurred without the prior written approval of the Bank and which are not removed or corrected within ten (10) business days after written notice thereof to Borrower.

(d)	Cessation of the work of construction prior to the Completion Date for a continuous period of ten (10) business days or more for causes other than those beyond the control of Borrower (force majeure) and consented to in writing by Bank; or the failure of Borrower to complete all Improvements as required herein.

(e)	Borrower neglects, fails, or refuses to keep in full force and effect any permit or approval with respect to the construction, occupation, or use of the Project.

(f)	Borrower neglects, fails, or refuses to keep in full force and effect the hazard, liability, or builder’s risk insurance required under this Loan Agreement.

(g)	Any suit is filed against Borrower or Guarantor which, if adversely determined, could substantially impair the ability of Borrower or Guarantor to perform any of their obligations under the Loan Documents and such suit is not dismissed within twenty (20) business days after the filing thereof.

(h)	Borrower fails to keep the Mortgaged Property free and clear of all encumbrances, liens, deeds of trust, security interests, and any and all secondary financing other than those appearing in Bank’s title policy insuring the Deed of Trust, except as may be approved in writing by the Bank in advance.

(i)	The removal of any materials from the Mortgaged Property or the Improvements if said materials were funded by the Borrower’s Equity or by a Loan advance.

(j)	Any sale, transfer, or conveyance of the Mortgaged Property or any portion thereof.

CC.08. Additional Rights and Remedies. In addition to the rights and remedies specified in the Loan Agreement, Bank shall have the following rights and remedies:

(a)	Assignment/Completion of Construction. As additional security for the payment of the Loan, Borrower hereby assigns to Bank all of Borrower’s right, title, and interest in contracts related to the construction of the Improvements, including without limitation the construction contract with the General Contractor, the architect’s contract, the Construction Documents, the permanent loan commitment, if any, and any permits obtained, but this assignment shall not, in the absence of affirmative ratification of such contracts by Bank, be deemed to impose upon Bank any of the Borrower’s obligations under any such contract. Borrower hereby empowers and appoints Bank its true and lawful attorney-in-fact, with full power of substitution in the premises to complete the Improvements in the name of Borrower. Borrower hereby empowers said attorney as follows: (1) to use any funds of Borrower, including any funds which may remain unadvanced under the Loan, for the purpose of completing the Improvements in accordance with the Construction Documents; (2) to make such additions, changes, and corrections in the Construction Documents as shall be necessary or desirable to complete the Improvements; (3) to employ such contractors, subcontractors, agents, architects, engineers, and inspectors as shall be required for said purposes; (4) to pay, settle, or compromise all existing bills and claims which may be liens against Improvements, or as may be necessary or desirable in the sole discretion of the Bank for the completion of the Improvements or for clearance of title; (5) to take over and use all or any part of the labor, materials, supplies, and equipment contracted for, or owned by, or under the control of Borrower; (6) to execute all applications and certificates in the name of Borrower which may be required by any of the contract documents; (7) to prosecute and defend all actions or proceedings in connection with the Mortgaged Property or the construction of the Improvements and take such action and require such performance as Bank shall deem necessary under any performance or payment bond; and (8) to do any and every act with respect to construction or completion of the Improvements or the closing of any permanent financing which Borrower might do in its own behalf including, without limitation, execution, acknowledgment, and delivery of all instruments, documents, and papers in the name of Borrower as may be necessary or desirable in the sole discretion of Bank. It is further agreed that this power of attorney, which shall be deemed to be a power coupled with an interest, is irrevocable. All sums so expended by Bank shall be deemed to have been advanced to Borrower pursuant to this Loan Agreement and secured by the Deed of Trust and the other Loan Documents. Borrower hereby assigns to Bank all sums unadvanced under the Loan, such assignment to be effective only in case of acceleration of the Loan by Bank.

(b)	Disputes. Where disputes have arisen which, in the opinion of Bank, may endanger timely completion of the Improvements or fulfillment of any condition precedent or covenant herein, Bank may agree to advance Loan funds for the account of Borrower without prejudice to Borrower’s rights, if any, to recover said funds from the party to whom paid. Such agreement or agreements may take the form which Bank in its discretion deems proper, including without limitation agreements to indemnify (on behalf of Borrower and/or for Bank’s own account) any title insurer against possible assertion of lien claims. All sums paid or agreed to be paid pursuant to such undertaking shall be for the account of Borrower, and Borrower agrees to reimburse Bank for any such payments made upon demand therefor, with interest at the rate applicable under the Note from the day of payment until the date of reimbursement. Such payments are secured by the Deed of Trust and by the other applicable Loan Documents.

(c)	Remedies Cumulative/Nonwaiver. All remedies of Bank provided for herein or in the other Loan Documents are cumulative and shall be in addition to any and all other rights and remedies provided for or available under the other Loan Documents, at law or in equity. The exercise of any right or remedy by Bank hereunder shall not in any way constitute a cure or waiver of default hereunder or under any of the applicable Loan Documents, or invalidate any act done pursuant to any notice of default, or prejudice the Bank in the exercise of any of its rights hereunder or under the Loan Documents unless, in the exercise of said rights, Bank realized all amounts owed to it under the Loan Documents.

(d)	No Liability of the Bank. Whether or not Bank elects to employ any or all remedies available to it upon an Event of Default, Bank shall not be liable for the construction of or failure to construct, to complete, or to protect the Improvements, for payment of any expense incurred in connection with the exercise of any remedy available to Bank, or for the performance or nonperformance of any other obligation of Borrower.

(e)	Security Interest. It is understood and agreed that Bank shall have and is hereby granted a lien on and a security interest in any and all now or later arising reserves, deferred payments, advanced Loan proceeds, insurance refunds, insurance claims, deposit accounts held by Bank in Borrower’s name, impound accounts, refunds for overpayment of any kind, and any surplus of withheld funds resulting from the invalidity of “stop notice” claims or the failure of claimants to prosecute their claims to judgment, to the extent the same arise out of or occur in connection with the construction of the Improvements, and such lien and security interest shall constitute additional security for the Loan, and upon the occurrence of any Event or Default hereunder, Bank shall have and possess any and all remedies of a secured party provided by law with respect to enforcement of and recovery on its security interest on such items and amounts.

(f)

Assignment. It is expressly recognized and agreed that Bank may assign this Loan Agreement, the Note, the Deed of Trust, and any other Loan Documents to any other person, firm, or legal entity, that all of the provisions thereof shall continue in full force and effect, and, in the event of such assignment, that Bank shall thereafter be relieved of all liability hereunder and any Loan advances made by any assignee

BB&T

SCHEDULE “CC” TO BB&T LOAN AGREEMENT

(Commercial/Residential Construction and/or Development Loan)

shall be deemed made in pursuance and not in modification hereof and shall be evidenced by the Note and secured by the Deed of Trust and any other Loan Documents.

(g)	Publicity. Bank shall have the right to place upon the Mortgaged Property a sign or signs advertising the fact that financing is being provided by Bank.

(h)	No Third Party Beneficiaries. This Loan Agreement is made and entered into for the sole protection and benefit of Bank and Borrower, their successors and assigns, and no third person or persons shall have any right to action hereon or rights to the Loan funds at any time, nor shall Bank owe any duty whatsoever to any claimant for labor performed or material furnished in connection with the construction of the Improvements, or to apply any undisbursed portion of the Loan to the Improvements, or to apply any undisbursed portion of the Loan to the payment of any such claim, or to exercise any right or power of Bank hereunder or arising from any default by Borrower.

(SIGNATURES ON FOLLOWING PAGE)

BB&T

SCHEDULE “CC” TO BB&T LOAN AGREEMENT

(Commercial/Residential Construction and/or Development Loan)

SIGNATURE PAGE

IN WITNESS WHEREOF, the Bank, Borrower and Guarantor(s) have caused this Agreement to be duly executed under seal all as of the date first above written.

Borrower is a Corporation:

ATTEST:
Name of Corporation

	By:	See Attached Signature Page
Title:
(SEAL)	By:
Title:

Borrower is a Partnership, Limited Liability Company, or Limited Liability Partnership:

WITNESS:			(SEAL)
Name of Partnership, LLC or LLP

	By:	See Attached Signature Page	(SEAL)
General Partner or Manager

	By:		(SEAL)
General Partner or Manager
	By:		(SEAL)
General Partner or Manager

WITNESS:	BRANCH BANKING AND TRUST COMPANY

	By:	/s/ Margaret A. Brady
Margaret A. Brady
	Title:	Vice President

EMBREX, INC., a North Carolina corporation
Attest:

/s/ Don T. Seaquist	By:	/s/ Randall L. Marcuson
Don T. Seaquist, Secretary		Randall L. Marcuson President & CEO

[CORPORATE SEAL]

STATE OF NORTH CAROLINA

COUNTY OF ORANGE

I, Hannah J. Chase, a Notary Public of Orange County, State of North Carolina, do hereby certify that Don T. Seaquist personally came before me this day and acknowledged that he is Secretary of Embrex, Inc., a North Carolina corporation, and that, by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its President, sealed with its corporate seal, and attested by himself as its Secretary.

Witness my hand and official seal, this the 6th day of August, 2003.

/s/ Hannah J. Chase
Notary Public

My Commission Expires: 12/25/2007

[OFFICIAL SEAL]

EMBREX POULTRY HEALTH, LLC., a North Carolina limited liability company (SEAL)

	By:	EMBREX, INC., a North Carolina corporation, its manager (SEAL)

Attest:

/s/ Don T. Seaquist	By:	/s/ Randall L. Marcuson
Don T. Seaquist, Secretary		Randall L. Marcuson President & CEO

[CORPORATE SEAL]

STATE OF NORTH CAROLINA

COUNTY OF ORANGE

I, Hannah J. Chase, a Notary Public of Orange County, State of North Carolina, do hereby certify that Don T. Seaquist personally came before me this day and acknowledged that he is Secretary of Embrex, Inc., a North Carolina corporation (the “Corporation”), Manger of Embrex Poultry Health, LLC, a North Carolina limited liability company (the “Company”), and that, by authority duly given and (a) as the act of the Corporation and (b) as the act of the Company, the foregoing instrument was signed in the name of the Company and in the name of the Corporation by the Corporation’s President, sealed with its corporate seal, and attested by himself as its Secretary.

Witness my hand and official seal, this the 6th day of August, 2003.

/s/ Hannah J. Chase

Notary Public

My Commission Expires: 12/25/2007

[OFFICIAL SEAL]